UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2023   (January 24, 2023)

Eco Innovation Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-73158	85-0842591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16525 Sherman Way, Suite C-1

Van Nuys, CA 91406

(Address of principal executive offices, including zip code)

(800) 922-4356

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of First Amendment to the Eco Innovation Group, Inc. 2022 Stock Incentive and Equity Compensation Plan

On January 24, 2023, following recommendation and approval by the Company’s Board of Directors, a majority of the outstanding voting stock of the Company approved the First Amendment to the Eco Innovation Group, Inc. 2022 Stock Incentive and Equity Compensation Plan (the “2022 Plan”), which increased the number of Company common shares authorized and reserved for issuance under the 2022 Plan by 175,000,000 shares. The material terms of the 2022 Plan are summarized in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 2, 2022. The First Amendment to the Eco Innovation Group, Inc. 2022 Stock Incentive and Equity Compensation Plan is filed herewith as Exhibit 10.1.

Item 5.03	Amendment to Articles Of Incorporation.

On January 24, 2023, following approval by the Company’s Board of Directors and a majority of the outstanding voting stock of the Company, the Company filed Sixth Amended and Restated Articles of Incorporation with the State of Nevada reflecting an increase in the Company’s authorized common stock from 6,000,000,000 shares at $0.0001 par value per share to 10,000,000,000 shares at $0.0001 par value per share, effective January 24, 2023. The Sixth Amended and Restated Articles of Incorporation are filed herewith as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
3.1*	Sixth Amended and Restated Articles of Incorporation of Eco Innovation Group, Inc., as filed with the Secretary of State of the State of Nevada on January 24, 2023.
10.1*	First Amendment to the Eco Innovation Group, Inc. 2022 Stock Incentive and Equity Compensation Plan, dated January 24, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO INNOVATION GROUP, INC.

	By:	/s/ Julia Otey-Raudes
Date: January 25, 2023		Julia Otey-Raudes
Principal Executive Officer